SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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[_]  Confidential, For Use of the                        14a-12
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RUDDICK CORPORATION
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(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on February 16, 2012.

RUDDICK CORPORATION

Meeting Information
Meeting Type: Annual Meeting
For holders as of: December 9, 2011
Date: February 16, 2012 Time: 10:00 AM local time
Location:	Auditorium, 12th Floor
Two Wells Fargo Center
301 S. Tryon Street
Charlotte, NC
Meeting Directions: For directions, please call 704-372-5404
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
2011 RUDDICK ANNUAL REPORT AND PROXY STATEMENT (includes Notice)

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 2, 2012 to facilitate timely delivery.

—  How To Vote  —
Please Choose One of the Following Voting Methods

Vote In Person: If you are a registered shareholder and you would like to vote in person at the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors of Ruddick Corporation recommends that you vote in Proposal 1 FOR ALL NOMINEES to the Board of Directors, and FOR each of Proposals 2, 3 and 4.
1.	Election of the following ten nominees as Directors listed below to serve until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified.

Nominees:
	01) John R. Belk 02) John P. Derham Cato 03) Thomas W. Dickson 04) James E. S. Hynes 05) Anna Spangler Nelson	06) Bailey W. Patrick 07) Robert H. Spilman, Jr. 08) Harold C. Stowe 09) Isaiah Tidwell 10) William C. Warden, Jr.

2.	Approval of an Amendment to the Restated Articles of Incorporation Changing the Name of the Corporation to “Harris Teeter Supermarkets, Inc.”

3.	An advisory (non-binding) vote approving the compensation of the Company’s named executive officers.

4.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2012.

5.	The proxies are authorized to act upon any other business which may properly be brought before said meeting or any adjournment thereof.